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                                                                    EXHIBIT 10.2




                            SPORT SUPPLY GROUP, INC.
                             STOCK OPTION AGREEMENT


                                                        Effective Date of Grant:
                                                                 January 3, 1995


                                                                Expiration Date:
                                                                 January 2, 2005


TO:
     ---------------

         WHEREAS, Sport Supply Group, Inc. (the "Company") desires, as part of ____________ (the "Optionee") compensation package, to encourage the Optionee's sense of proprietorship in the Company by his owning shares of the Company's common stock, par value $.01 per share (the "Common Stock");

         NOW, THEREFORE, in consideration of Optionee's services to the Company and the mutual agreements and covenants contained in this Agreement, the Company hereby grants to Optionee a stock option (the "Option") to purchase up to a total of shares of Common Stock, at a price per share of $_____ (the "Option Price"), on the terms and conditions and subject to the restrictions as set forth in this Agreement.

                                I.  DEFINITIONS

         a. Acquiring Person. An "Acquiring Person" shall mean any person (including any "person" as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that, together with all Affiliates and Associates of such person, is the beneficial owner of 10% or more of the outstanding Common Stock. The term "Acquiring Person" shall not include Michael J. Blumenfeld, Peter S. Blumenfeld, the Company, any subsidiary of the Company, any employee benefit plan of the Company or subsidiary of the Company, or any person holding Common Stock for or pursuant to the terms of any such plan. For the purposes of this Agreement, a person who becomes an Acquiring Person by acquiring beneficial ownership of 10% or more of the Common Stock at any time after the date of this Agreement shall continue to be an Acquiring Person whether or not such person continues to be the beneficial owner of 10% or more of the outstanding Common Stock.

         b. Affiliate and Associate. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act in effect on the date of this Agreement.



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         c.      Change in Control.  A "Change in Control" of the Company shall have occurred if at any time during the term of this Agreement any of the following events shall occur:

                 (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power to elect each class of directors of the then outstanding securities of the remaining corporation or legal person or its ultimate parent immediately after such transaction is available to be received by all of the Company's stockholders (who were stockholders immediately prior to the merger, consolidation or reorganization) on a pro rata basis and is actually received in respect of or exchange for voting securities of the Company pursuant to such transaction;

                 (ii) The Company sells all or substantially all of its assets to any other corporation or other legal person and as a result of such sale less than 60% of the combined voting power to elect each class of directors of the then outstanding securities of such corporation or legal person or its ultimate parent immediately after such transaction is available to be received by all of the Company's stockholders (who were stockholders immediately prior to the merger, consolidation or reorganization) on a pro rata basis and is actually received in exchange for the assets of the Company pursuant to such sale (provided that this provision shall not apply to a registered public offering of securities of a subsidiary of the Company, which offering is not part of a transaction otherwise a part of or related to a Change in Control);

                 (iii) Any Acquiring Person has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities which when added to any securities already owned by such person would represent in the aggregate 20% or more of the then outstanding securities of the Company which are entitled to vote to elect any class of directors;

                 (iv) If, at any time, the Continuing Directors then serving on the Board of Directors of the Company cease for any reason to constitute at least a majority thereof;

                 (v) Any occurrence that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or any successor rule or regulation promulgated under the Exchange Act; or

                 (vi) Such other events that cause a change in control of the Company, as determined by the Board of Directors of the Company in its sole discretion;

provided, however, that a Change in Control of the Company shall not be deemed to have occurred as a result of any transaction having one or more of the foregoing effects if such transaction is approved by the Company's Board of Directors, and includes a significant equity participation (i.e., an aggregate of at least 20% of the then outstanding common equity securities of the Company or parent entity of which the Company is a wholly-owned subsidiary





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immediately after such transaction which are entitled to vote to elect any class of directors) by executive officers of the Company or any Company employee stock ownership plan or pension plan.

         d. Continuing Director. A "Continuing Director" shall mean a director of the Company who (i) is not an Acquiring Person or an Affiliate or Associate thereof, or a representative of an Acquiring Person or nominated for election by an Acquiring Person, and (ii) was either a member of the Board of Directors of the Company on the date of this Agreement or subsequently became a director of the Company and whose initial election or initial nomination for election by the Company's stockholders was approved by a majority of the Continuing Directors then on the Board of Directors of the Company.

                            II.  GENERAL PROVISIONS

         The shares subject to this Option shall be exercisable beginning on July 3, 1995. The right to exercise this Option shall expire ten (10) years from the Effective Date of Grant as set forth in the upper right hand corner of page 1 hereof, except as the right to exercise this Option is otherwise qualified by the terms of this Agreement.

         This Option is not transferable otherwise than by will or the laws of descent and distribution or as specifically provided below. Optionee may transfer this Option to members of his Immediate Family (as defined below) if the Optionee does not receive any consideration for the transfer. "Immediate Family" refers to children, grandchildren and spouse of Optionee or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. This option may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative or his transferee as permitted hereunder. This Option is not liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Optionee nor shall it be subject to garnishment, attachment, execution, levy or other legal or equitable process.

         In the event the Optionee is terminated by the Company or voluntarily resigns from the employ of the Company, the Option granted hereunder shall terminate as of the date the Optionee is terminated or resigns, as appropriate. In the event the termination of employment results from the Optionee's death or disability, the Option shall be exercisable for twelve months from the date of termination or until the Option by its terms expires, whichever first occurs.

         In the event this Option is held by the Optionee at the time of the Optionee's death, this Option shall be exercisable only by the executor or administrator of the Optionee's estate, or if the Optionee's estate is not in administration, by the person or persons to whom the Optionee's rights shall have passed by the Optionee's will or under the laws of descent and distribution of the state where the Optionee was domiciled at the date of death.

         The Company may suspend for a reasonable period or periods the time during which this Option may be exercised if, in the opinion of the Company, such suspension is required to enable





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the Company to remain in compliance with regulatory requirements relating to the issuance of shares of Common Stock subject to this Option.

         Notwithstanding the provisions set forth herein, the Optionee may elect for a period of 180 days following a Change in Control to surrender to the Company for cancellation all or any part of the unexercised portion of the Option. In consideration of such surrender and cancellation, the Optionee shall be entitled to receive for each share of Common Stock as to which the surrendered portion of the option relates an amount in cash equal to the difference between the Option Price per share under the Option and the highest closing sales price per share (as reported on the principal stock exchange on which the Common Stock is traded) of Common Stock during the 360 calendar day period prior to Optionee's election pursuant to this paragraph.

         In the event there is any change in the Common Stock subject to this Option as the result of any stock dividend on, dividend of or stock split or stock combination of, or any like change in, stock of the same class or in the event of any change in the capital structure of the Company, the Board of Directors shall make such adjustments with respect to this Option, as it deems appropriate to prevent dilution or enlargement of the rights hereunder.

                            III.  EXERCISE OF OPTION

         This Option may be exercised only by written notice (the "Exercise Notice") by the Optionee to the Company at its principal executive office. The Exercise Notice shall be deemed given when deposited in the U. S. mails, postage prepaid, addressed to the Company at its principal executive office, or if given other than by deposit in the U.S. mails, when delivered in person to an officer of the Company at that office. The date of exercise of the Option (the "Exercise Date") shall be the date of the postmark if the notice is mailed or the date received if the notice is delivered other than by mail. The Exercise Notice shall state the number of shares in respect of which the Option is being exercised and, if the shares for which the Option is being exercised are to be evidenced by more than one stock certificate, the denominations in which the stock certificates are to be issued. The Exercise Notice shall be signed by the Optionee and shall include the complete address of such person, together with such person's social security number. The Exercise Notice shall be accompanied by payment of the aggregate Option Price of the shares purchased by cash or check payable to the order of the Company or by delivery of shares of Common Stock previously owned by the Optionee, in form satisfactory to the Company, tendered in full or partial payment of the Option Price.

         This Option may be exercised either by tendering cash or by an exchange of shares of Common Stock of the Company previously owned by the Optionee, or a combination of both, in an amount or having a combined value equal to the aggregate Option Price for the shares subject to the Option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon exercise of the Option shall be equal to the Fair Market Value (as defined below) of the Common Stock on the Exercise Date. For purposes of this Agreement, "Fair Market Value" means the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified, as reported by the New York Stock





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Exchange (or by the principal national stock exchange on which the Common Stock is then listed), or if there is no reported price information for such date, Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

         The Optionee shall be entitled to elect to pay all or a portion of the aggregate Option Price by having shares of Common Stock having a Fair Market Value on the Exercise Date equal to the aggregate Option Price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Part 220. In addition, upon exercise of the Option, the Company may make financing available to the Optionee for the purchase of the Common Stock that may be acquired pursuant to the exercise of the Option on such terms as the Board of Directors shall specify.

         The certificates for shares of Common Stock as to which this Option shall have been so exercised shall be registered in the name of the Optionee and shall be delivered to the Optionee at the address specified in the Exercise Notice. The Company may defer making payment or delivery of any benefits under this Agreement until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable on shares deliverable under the Option.

         In the case of an exercise by an Optionee who is employed by the Company or any Subsidiary thereof on the Exercise Date, the Optionee in exercising such Option shall be entitled to elect to pay all or a portion of all taxes arising in connection with the exercise of the Option by paying cash or electing to (i) have the Company withhold shares of Common Stock that were to be issued to the Optionee upon such exercise or (ii) deliver other shares of Common Stock previously owned by the Optionee having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Optionee's estimated total federal (including FICA), state and local tax obligations associated with the transaction. The Fair Market Value of fractional shares remaining after payment of the withholding taxes shall be paid to the Optionee in cash. In the case of Options exercised when the Optionee is no longer employed by the Company or a Subsidiary, such Option exercise shall be valid only if accompanied by payment or other arrangement satisfactory to the Company with respect to the Company's obligations, if any, to withhold federal and state taxes with respect to the exercise of the Option. In the event the person exercising the Option is a permitted transferee of the Optionee, the Exercise Notice shall be accompanied by appropriate proof of the right of such transferee to exercise the Option.

         Subject to the limitations expressed herein, this Option may be exercised with respect to all or a part of the shares of the Common Stock subject to it.

         Neither the Optionee nor any person claiming under or through the Optionee shall be, or have any rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until certificates representing such shares shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).





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                          IV. RESTRICTIONS ON TRANSFER

         The Option and the securities issuable upon exercise of the Option have not been registered under the Securities Act of 1933 or qualified under applicable state securities laws. Accordingly, unless there is an effective registration statement and qualification respecting those securities issued upon exercise of the Option under the Securities Act of 1933 or under applicable state securities laws at the time of exercise of the Option, any stock certificate issued pursuant to the exercise of the Option shall bear the following legend:

                 "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS."


                               V.  GOVERNING LAW

         This Agreement has been executed in, and shall be deemed to be performable in, Dallas, Dallas County, Texas. For these and other reasons, the parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Texas. The parties further agree that the courts of the State of Texas, and any courts whose jurisdiction is derivative on the jurisdiction of the courts of the State of Texas, shall have personal jurisdiction over all parties to this Agreement.

                             VI.  ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged therewith. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.





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                           VII.  DUPLICATE ORIGINALS

         Duplicate originals of this document shall be executed by both the Company and the Optionee, each of which shall retain one duplicate original.

                                      SPORT SUPPLY GROUP, INC.


                                      By:
                                         --------------------------
                                           Michael J. Blumenfeld,
                                           Chief Executive Officer
ACCEPTED:


---------------------------------------------
Address:     1901 Diplomat Drive
             Farmers Branch, Texas  75234





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